                                                                      EXHIBIT 24

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 18th day of February, 1998.

                                /s/ DWAYNE O. ANDREAS
                                --------------------------
                                Dwayne O. Andreas

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 11th day of February, 1998.

                                /s/ G. ALLEN ANDREAS, JR.
                                --------------------------
                                G. Allen Andreas

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 18th day of February, 1998.

                                /s/ SHREVE M. ARCHER, JR.
                                --------------------------
                                Shreve M. Archer, Jr.

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 18th day of February, 1998.

                                /s/ F. ROSS JOHNSON
                                --------------------------
                                F. Ross Johnson

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 18th day of February, 1998.

                                /s/ ROBERT S. STRAUSS
                                --------------------------
                                Robert S. Strauss

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 16th day of February, 1998.

                                /s/ JOHN K. VANIER
                                --------------------------
                                John K. Vanier

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 12th day of February, 1998.

                                /s/ O. GLENN WEBB
                                --------------------------
                                O. Glenn Webb

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 4th day of March, 1998.

                                /s/ M. BRIAN MULRONEY
                                --------------------------
                                M. Brian Mulroney

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 13th day of February, 1998.

                                /s/ GAYLORD O. COAN
                                --------------------------
                                Gaylord O. Coan

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 12th day of February, 1998.

                                /s/ JOHN R. BLOCK
                                --------------------------
                                John R. Block

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 13th day of February, 1998.

                                /s/ RICHARD R. BURT
                                --------------------------
                                Richard R. Burt

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 27th day of February, 1998.

                                /s/ MOLLIE HALE CARTER
                                --------------------------
                                Mollie Hale Carter

                         ARCHER-DANIELS-MIDLAND COMPANY

                               Power of Attorney
                            of Director and Officer

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DWAYNE O. ANDREAS, G. ALLEN ANDREAS, R.P. REISING, DOUGLAS J. SCHMALZ and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, and/or other securities of said Company, proposed to be sold by said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand on this 12th day of March, 1998.

                                /s/ ANDREW YOUNG
                                --------------------------
                                Andrew Young